                                 AMENDMENT NO. 2
                                       TO
                                    AGREEMENT

         This is Amendment No. 2, dated as of June 16, 2000, to the Agreement made and entered into as of the 2nd day of August, 1999, as amended by Amendment No. 1 dated as of December 1, 1999, by and between Francis D. John, as Borrower, and Key Energy Services, Inc., as Lender, (the "Agreement"). Unless the context otherwise requires, defined terms used in this Amendment No. 2 shall have the meaning ascribed to them as set forth in the Agreement.

                                   BACKGROUND

        A. The Borrower and Lender have entered into the Agreement pursuant to which the Lender has agreed to forgive an aggregate of $5,000,000, together with accrued interest thereon, which has been borrowed by the Borrower from the Lender in accordance with the terms and conditions set forth therein.

        B. After further deliberations and discussions by and among the members of the Board of Directors (the "Board") of the Lender, as well as discussions by members of the Board with the Borrower, the Borrower and Lender have determined that it would be in the best interests of the Lender and its shareholders to amend the terms of the Agreement.

        NOW, THEREFORE, intending to be legally bound, the Borrower and the Lender hereby agree as follows:

         (I). AMENDMENT TO SECTION 1 OF THE AGREEMENT. Effective as of the date hereof, Section 1 of the Agreement is hereby amended by deleting the section in its entirety and replacing it with "[Reserved]".

         (II). FURTHER AMENDMENT TO SECTION 1 OF THE AGREEMENT. Effective as of July 1, 2000, Section 1 of the Agreement shall be amended by deleting the section in its entirety and substituting therefor a new Section 1 as set forth below:

        "1. FORGIVENESS/CANCELLATION OF INDEBTEDNESS. Except (a) in the event of an acceleration in Borrower's obligation to repay the outstanding Indebtedness and make payment on any of the outstanding Notes as a result of (i) the termination of the Borrower's employment by the Lender for "Cause" (as defined and described below) or (ii) the voluntary termination by the borrower of his employment with the Lender for any reason or (b) in the event of an acceleration in the Lender's obligation to forgive/cancel the Indebtedness and cancel the Notes as a result of (i) the Borrower's termination of his employment with the Lender as a result of "Good Reason", "Change in Control" or "Disability" (as defined and described below) or (ii) the death of the Borrower, the Lender hereby agrees that, for so long as the Borrower remains employed by the Lender, the Indebtedness will be forgiven/canceled in the proportions and amounts and on the dates set forth below:


                                                   PROPORTION/AMOUNT OF
                                                   INDEBTEDNESS TO BE
               DATE                                FORGIVEN/CANCELED
               ----                                -----------------
               June 30, 2001                       1/10th (10%)
                                                   ($500,000.00, plus accrued
                                                   but unpaid interest thereon)

               June 30, 2002                       1/10th (10%)
                                                   ($500,000.00, plus accrued
                                                   but unpaid interest thereon)

               June 30, 2003                       1/10th (10%)
                                                   ($500,000.00, plus accrued
                                                   but unpaid interest thereon)

               June 30, 2004                       1/10th (10%)
                                                   ($500,000.00, plus accrued
                                                   but unpaid interest thereon)

               June 30, 2005                       1/10th (10%)
                                                   ($500,000.00, plus accrued
                                                   but unpaid interest thereon)

               June 30, 2006                       1/10th (10%)
                                                   ($500,000.00, plus accrued
                                                   but unpaid interest thereon)

               June 30, 2007                       1/10th (10%)
                                                   ($500,000.00, plus accrued
                                                   but unpaid interest thereon)


                                        2

                                                   PROPORTION/AMOUNT OF
                                                   INDEBTEDNESS TO BE
               DATE                                FORGIVEN/CANCELED
               ----                                -----------------
               June 30, 2008                       1/10th (10%)
                                                   ($500,000.00, plus accrued
                                                   but unpaid interest thereon)

               June 30, 2009                       1/10th (10%)
                                                   ($500,000.00, plus accrued
                                                   but unpaid interest thereon)

               June 30, 2010                       1/10th (10%)
                                                   ($500,000.00, plus accrued
                                                   but unpaid interest thereon)

         The Indebtedness will be forgiven/canceled by Lender chronologically in the order in which it was incurred by the Borrower."

         (III). AGREEMENT IN FULL FORCE AND EFFECT. Except as otherwise modified or amended by the provisions of this Amendment No. 2 as set forth above, the terms and provisions of the Agreement shall remain in full force and effect.




                            [SIGNATURE PAGE FOLLOWS]




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

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                          KEY ENERGY SERVICES, INC.
                                          Lender


                                          By: /s/ MORTON WOLKOWITZ
                                             -------------------------
                                                MORTON WOLKOWITZ,
                                                  Director


                                          Borrower:

                                          /s/ FRANCIS D. JOHN
                                          -----------------------------
                                          FRANCIS D. JOHN














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